UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

6312 S. Fiddler’s Green Circle, Suite 100N,  Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2023, TTEC Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Stockholders Meeting”). At the Annual Stockholders Meeting, stockholders voted on the following proposals:

1.            To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly appointed or elected and qualified. Each director was elected with the votes cast as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth D. Tuchman	43,633,890	0	446,078	1,449,195
Steven J. Anenen	43,618,405	0	461,563	1,449,195
Tracy L. Bahl	43,545,662	0	534,306	1,449,195
Gregory A. Conley	43,619,878	0	460,090	1,449,195
Robert N. Frerichs	41,970,847	0	2,109,121	1,449,195
Marc L. Holtzman	42,434,074	0	1,645,894	1,449,195
Gina L. Loften	43,774,158	0	305,810	1,449,195
Ekta Singh-Bushell	43,732,305	0	347,663	1,449,195

2.            To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. The appointment was ratified with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
45,457,652	63,007	8,504	0

3.	To approve an advisory vote on the Frequency of Say-on-Pay votes. The Frequency of Say-on-Pay votes for every three years was approved, on an advisory basis, with the votes cast as follows:

3 Years	2 Years	1 Year	Abstain
30,953,870	7,255	12,890,804	228,039

4.	To approve an advisory vote on Executive Compensation. Executive Compensation was approved, on an advisory basis, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
43,630,434	436,024	13,510	1,449,195

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: May 31, 2023	By:	/s/ Margaret B. McLean
Margaret B. McLean, General Counsel & Chief Risk Officer

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